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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): April 21, 1999


                             COLTEC INDUSTRIES INC
               (Exact Name of Registrant as Specified in Charter)





Pennsylvania                       1-7568                        13-1846375
(State or Other                 (Commission                   (IRS Employer
Jurisdiction of                  File Number)                Identification No.)
 Incorporation)

                               3 Coliseum Centre
                             2550 West Tyvola Road
                        Charlotte, North Carolina 28217
               (Address of Principal Executive Offices)(Zip Code)


       Registrant's telephone number, including area code: (704) 423-7000


                                      N/A
         (Former Name or Former Address, If Changed Since Last Report)


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ITEM 5.  OTHER EVENTS

On April 21, 1999, Coltec Industries Inc issued a press release announcing its earnings for the first fiscal quarter of 1999. A copy of such press release is filed as Exhibit 99.1 hereto and incorporated by reference herein.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
         INFORMATION AND EXHIBITS

         (a)      Financial Statements

                  None. The financial statements included in this report are not required to be filed as part of this report.

         (b)      Pro Forma Financial Information

                  None.

         (c)      Exhibits

                  Exhibit 99.1 Press Release dated April 21, 1999, titled "Coltec Industries reports record first quarter as earnings per share increase 11%; cash flow exceeds $27 million."



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    COLTEC INDUSTRIES INC
                                    (Registrant)


Date:  April 28, 1999               By:   /s/  Robert J. Tubbs
                                          ------------------------------------
                                          Robert J. Tubbs
                                          Executive Vice President, General
                                           Counsel and Secretary



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